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                                                                   EXHIBIT 10.13


                                WEYCO GROUP, INC.
                             1997 STOCK OPTION PLAN



1.       Introduction.

         (a) Purposes. The purpose of the 1997 Weyco Group, Inc. Stock Option Plan (the "1997 Plan" or "Plan") is to promote the growth and development of Weyco Group, Inc. and to increase shareholder value by providing incentives for salaried employees of Weyco Group, Inc. and of any present or future Subsidiary and by facilitating the efforts of Weyco Group, Inc. and its Subsidiaries to obtain and retain employees of outstanding ability.

         (b) Effect on Prior Plan. No further grants will be made under the Weyco Group, Inc. 1996 Nonqualified Stock Option Plan (the "1996 Plan"). Options granted previously under the 1996 Plan will remain in effect until they have been exercised or have expired. The options shall be administered in accordance with their terms and in accordance with the 1996 Plan.

2.       Definitions.

         (a) "1934 Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

         (b)      "Board" means the Board of Directors of Weyco Group, Inc.

         (c) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

         (d) "Committee" means the Stock Option Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan, as herein described.

         (e) "Common Stock" or "Stock" means the common stock of the Corporation having a par value of $1.00 per share.

         (f)      "Corporation" means Weyco Group, Inc.


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         (g)      "Fair Market Value" means for purposes of the Plan on any date the average of the highest and lowest sale prices of the stock on such date as reported by NASDAQ (the National Association of Securities Dealers, Inc. Automatic Quotation System) or, in the absence of reported sales on NASDAQ on said date, the average of the closing bid and asked prices for the stock on NASDAQ on said date. However, if at any time the Common Stock is listed on any exchange, the "Fair Market Value" shall be the average of the reported highest and lowest prices at which shares are sold on such exchange on the date the option is granted or, in the absence of reported sales on the exchange on the date the option is granted, the "Fair Market Value" shall be the average of the closing bid and asked prices for the shares on such exchange on the date the option is granted.

         (h) "Grant Date" means the date on which any Option shall be duly granted by the Committee.

         (i)      "Grantee" means an individual who has been granted an option.

         (j) "Incentive Stock Option" means an option that is intended to meet the requirements of Section 422 of the Code and regulations thereunder.

         (k) "Non-Qualified Stock Option" means an option other than an Incentive Stock Option.

         (l) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option, as appropriate.

         (m) "Option Agreement" means the agreement between the Corporation and the Grantee specifying the terms and conditions as described thereunder.

         (n) "Plan" means the Weyco Group, Inc. 1997 Stock Option Plan as set forth herein, as it may be amended from time to time.

         (o) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending or superseding such regulation.

         (p) "Subsidiary" means any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Corporation or by another corporation qualifying as a Subsidiary within this definition.

3.       Shares Subject to Option.

         The number of shares of Common Stock of the Corporation which may be sold upon the exercise of Options granted under the Plan, and accordingly the number of shares for which



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Options may be granted, shall not exceed 600,000 shares. Such number of authorized but unissued shares shall be reserved for this purpose. The aggregate number of shares of Common Stock available under the Plan shall be subject to adjustment as set forth in Article 15 hereunder. Shares sold upon the exercise of Options granted under the Plan may come from authorized but unissued shares, from treasury shares held by the Corporation, from shares purchased by the Corporation on an open market for such purpose, or from any combination of the foregoing. If treasury shares or shares purchased on the open market are sold upon the exercise of any Option, the number of authorized but unissued shares reserved for the Plan shall be reduced correspondingly. If any unexercised Option for any reason is cancelled, terminates or expires in whole or in part prior to the termination of the Plan, the unpurchased shares subject thereto shall become available for the granting of other Options under the Plan.

4.       Administration of the Plan.

         The Plan shall be administered by the Committee. The Committee at all times shall be constituted to permit the Plan to comply with the provisions of Rule 16b-3 and IRS Regulation Section 1.162-27(e)(3) (or its successor). The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan to:

         (a) grant Options and to determine the purchase price of the stock covered by each Option, the individuals to whom, the number of shares subject to, and the time or times at which, Options shall be granted, and the time or times at and the manner in which Options can be exercised;

         (b)      interpret the Plan;

         (c) prescribe, amend and rescind rules and regulations relating to the Plan;

         (d) determine the terms and provisions of the respective agreements (which need not be identical) by which Options shall be evidenced;

         (e) cancel with the consent of the holder outstanding Options and to grant new Options, as appropriate, in substitution therefore;

         (f) make all other determinations deemed necessary or advisable for the administration of the Plan;

         (g) require withholding from or payment by a Grantee of any federal, state or local taxes; and

         (h) impose, on any Grantee, such additional conditions, restrictions and limitations upon exercise and retention of Options as the Committee shall deem appropriate.


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         (i) modify, extend or renew any Option previously granted.

Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. The Committee's determinations and interpretations shall be final and conclusive.

5.       Participation.

         Options may be granted to salaried employees of the Corporation and any of its Subsidiaries; provided, however that no employee can be granted an Option or Options covering, in the aggregate, more than 45,000 shares of Stock in any calendar year. If an Option is cancelled, such cancelled Option shall continue to be counted against the maximum number of shares for which Options may be granted to the employee. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee shall take into consideration such factors as it deems relevant to accomplishing the purposes of the Plan.

6.       Granting of Options.

         For purposes of the Plan, an Option shall be considered as having been granted on the date on which the Committee authorized the grant of the Option, except where the Committee has designated a later date, in which event the later date shall constitute the date of grant of the option; provided, however, that in either case notice of the grant of the option shall be given to the employee within a reasonable time. The officers of the Corporation are authorized and directed, upon receipt of notice from the Committee of the granting of an Option, to sign and deliver on behalf of the Corporation, by mail or otherwise, to the Grantee an Option upon the terms and conditions specified under the Plan and in the form of the Option Agreement. The Option Agreement shall be dated and signed by an officer of the Corporation as of the Grant Date. If the Grantee fails to sign and return the Option Agreement, by delivery or by mailing, within 30 days after the date of its delivery or mailing to him, the Option grant shall be deemed withdrawn.

7.       Option Price.

         The purchase price of the Common Stock covered by each Option shall be not less than the Fair Market Value of such Stock on the Grant Date. Such price shall be subject to adjustment as provided in Article 15 hereof.

8.       Option Designation.

         At the time of the grant of each Option, the Committee shall designate the Option as (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option, as described in Sections (a) and (b) below, respectively.


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         (a)      Incentive Stock Options: Any Option designated as an Incentive
                  Stock Option shall comply with the requirements of Section
                  422 of the Code. If an Option is so designated, the Fair
                  Market Value (determined as of the Grant Date) of the shares of Stock with respect to which that and any other Incentive Stock Option first becomes exercisable during any calendar year under this Plan or any other stock option plan of the Corporation or its affiliates shall not exceed $100,000; provided, however, that the time or times of exercise of an Incentive Stock Option may be accelerated pursuant to Article 11, 14 or 15 hereof, and, in the event of such acceleration, such Incentive Stock Option shall be treated as a Non-Qualified Option to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the shares of stock with respect to which such Option first becomes exercisable in the calendar year (including Options under this Plan and any other Plan of the Corporation or its affiliates) exceeds $100,000, the extent of such excess to be determined by the Committee taking into account the order in which the Options were granted, or such other factors as may be consistent with the requirements of Section 422 of the Code and rules promulgated thereunder. Furthermore, no Incentive Stock Option shall be granted to any individual who, immediately before the Option is granted, directly or indirectly owns (within the meaning of Section 424(d) of the Code, as amended) shares representing more than 10% of the total combined voting power of all classes of stock of the Corporation or its subsidiaries, unless, at the time the option is granted, and in accordance with the provisions of
                  Section 422, the option exercise price is 110% of the Fair Market Value of shares of Stock subject to the Option and the Option must be exercised within 5 years of the Grant Date.

         (b) Non-Qualified Stock Options: All Options not subject to or in conformance with the additional restrictions required to satisfy Section 422 shall be designated Non-Qualified Stock Options.

9.       Non-transferability of Options.

         An Option granted under the Plan may be exercised during the lifetime of an employee (to the extent exercisable) only by him and may not be transferred except by will or the laws of descent and distribution. Subject to the above, the Option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by him in any way whether by operation of law or otherwise and shall not be subject to execution, attachment or similar process.

10.      Substituted Options.

         In the event the Committee cancels any Option granted under this Plan, and a new Option is substituted therefor, the Grant Date of the cancelled Option (except to the extent inconsistent with the restrictions described in Article 8(a), if applicable) shall be the date used to determine the earliest date for exercising the new substituted Option under Article 11 hereunder so that the


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Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the Grant Date of the cancelled Option.

11.      Exercise and Term of Option.

         The Committee shall have the power to set the time or times within which each Option shall be exercisable, and to accelerate the time or times of exercise, provided that no Option granted under this Plan may be exercised until at least six months have elapsed from the Grant Date or prior to shareholder approval of the Plan. No Option may be exercised if in the opinion of counsel for the Corporation the issuance or sale of Stock pursuant to such exercise shall be unlawful for any reason, nor after the expiration of 10 years from the Grant Date. In no event shall the Corporation be required to issue fractional shares upon the exercise of an Option. Although the Corporation intends to exert its best efforts so that the Stock purchasable upon the exercise of an Option, when it first comes exercisable, will be registered under, or exempt from the registration requirements of, the federal Securities Act of 1933 (the "Act") and any applicable state securities laws, if the exercise of an Option would otherwise result in the violation by the Company of any provision of the Act or of any state securities law, the Company may require that such exercise be deferred until the Company has taken appropriate action to avoid any such violation.

12.      Withholding.

         Shares of Stock shall not be issued upon the exercise of any Option under the Plan unless and until withholding tax, if any, or other withholding obligation, if any, imposed by any governmental entity has, in the opinion of the Committee, been satisfied or provision for satisfaction of such tax has been made. A Grantee shall satisfy such withholding obligation by depositing with the Corporation cash (or, at the request of Grantee but in the discretion of the Committee and subject to such rules and regulations as the Committee may adopt from time to time, in shares of Delivered Stock, as defined in Article 13) in the amount thereof at the time of any exercise of the Option. The Committee may provide that, if and to the extent withholding of any federal, state or local tax is required in connection with the exercise of an Option, the Grantee may elect, at such time and in such manner as the Committee may prescribe, to have the Corporation hold back from the shares to be issued, the number of shares of Common Stock calculated to have a Fair Market Value equal to such withholding obligation. Notwithstanding the foregoing, in the case of a Grantee subject to the reporting requirements of Section 16(a) of the 1934 Act, no such election shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

13.      Method of Exercise.

         To the extent that the right to purchase shares pursuant to an Option has occurred hereunder and if the Grantee has been continuously employed by the Corporation or a Subsidiary since the Grant Date, such Option may be exercised from time to time by written notice to the


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Corporation stating the number of shares of Stock being purchased and accompanied by the payment in full of the Option price for such shares.
Such payment shall be made in cash or, with the approval of the Committee, by delivering shares of the Common Stock which have been beneficially owned by the Grantee, the Grantee's spouse, or both of them for a period of at least six months prior to the time of exercise ("Delivered Stock") or in combinations thereof. If shares of Common Stock are used in part or full payment for the shares to be acquired upon exercise of the Option, such shares shall be valued for the purpose of such exchange as of the date of exercise of the Option at the Fair Market Value of the shares.

 14.  Effect of Termination of Employment, Disability or Death.

      Unless otherwise provided herein or in a specific Option Agreement which may provide longer or shorter periods of exercisability, no Option shall be exercisable after the expiration of the earliest of:

           (i)      in the case of an Incentive Stock Option:

                    (1) 10 years from the date the option is granted, or five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 424(d) of the Code) at the time such option was granted more than 10% of the total combined voting power of all classes of stock of the Corporation.

                    (2) three months after the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is for any reason other than death, disability (within the meaning of Code Section 22(e)(3)), or cause,

                    (3) one year after the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is by reason of death or disability (within the meaning of Code Section 22(e)(3)), or

                    (4) the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

           (ii)     in the case of a Nonqualified Stock Option:

                    (1)  10 years from the date of grant,

                    (2) ninety days after the date the Grantee ceases to perform services for the Corporation or its Subsidiaries, if such cessation is for any reason other than death, permanent disability or cause,


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                           (3) one year after the date the Grantee ceases to
                  perform services for the Corporation or its Subsidiaries, if such cessation is by reason of death, permanent disability, or

                           (4) the date the Grantee ceases to perform services
                  for the Corporation or its Subsidiaries, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

provided, that, unless otherwise provided in a specific grant agreement, an Option shall only be exercisable for the periods above following the date a Grantee ceases to perform services to the extent the Option was exercisable on the date of such cessation. For purposes of this Section, termination shall be deemed to have been for cause if such termination shall have been for misconduct or negligence by Grantee in the performance of his duties. Notwithstanding the foregoing, no Option shall be exercisable after the date of expiration of its term. In the event of Grantee's death, the person or persons to whom the option is transferred by will or the laws of descent and distribution shall be the person or persons who may exercise the option to the extent the Grantee was entitled to do so.

15.      Effect of Change in Stock Subject to Plan.

         In the event of a reorganization, recapitalization, stock split, stock dividend, merger, consolidation, rights offering or like transaction, the Committee shall make or provide for such adjustment in the exercise price of any Option or in the number or kinds of stock covered by Options or reserved for issuance under the Plan as it may, in its discretion, deem to be equitable to prevent any diminution or enlargement of the right of Grantees; provided, however, upon the dissolution or liquidation of the Corporation or upon any merger in which the Corporation is not the surviving corporation and which is approved by the Corporation's non-insider shareholders (a "triggering event"), the Corporation shall settle all outstanding Options exercisable by their terms for cash. The amount of cash to be paid to the employee for any such Option shall be equal to the difference between the Option exercise price and the Fair Market Value of the Corporation's Common Stock on the effective date of the triggering event.

16.      Employment Rights.

         Neither the establishment of nor the awarding of Options under this Plan shall be construed to create a contract of employment between any Grantee and the Corporation or its Subsidiaries; nor does it give any Grantee the right to continue in the employment of the Corporation or its Subsidiaries or limit in any way the right of the Corporation or its Subsidiaries to discharge any Grantee at any time and without notice, with or without cause, or to any benefits not specifically provided by this Plan, or in any manner modify the Corporation's right to establish, modify, amend or terminate any profit sharing or retirement plans. Transfer of an employee from the Corporation to a Subsidiary or from a Subsidiary to the Corporation or another Subsidiary


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shall not be a termination of employment or an interruption of continuous employment for the purposes of the Plan.

17.      Shareholder Rights.

         Grantee shall not, by reason of any Options granted hereunder, have any right of a shareholder of the Corporation with respect to the shares covered by his Options until shares of Stock have been issued to him.

18.      Controlling Law.

         The law of the State of Wisconsin, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

19.      Indemnification.

         In addition to such other rights of indemnification as they may have as members of the Committee or as directors generally, the members of the Committee administering the Plan and other members of the Board shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member acted in bad faith in the performance of his duties; provided that within 20 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

20.      Use of Proceeds.

         The proceeds from the sale of shares of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

21.      Amendment of the Plan.

         The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall be made without shareholder approval where such change would be required in order to comply with Rule 16b-3 or the Code.


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22.      Effective Date of Plan.

         The Plan shall become effective on the date of the resolutions of the Board of Directors of the Corporation adopting the Plan, subject to approval by the shareholders of the Corporation within 12 months thereof. Options may be granted under the Plan on or after the effective date but shall in no circumstances be exercisable prior to such shareholder approval. If such shareholder approval is not obtained within 12 months, the grant of such Options and this Plan shall be of no force and effect, but the 1996 Plan would then continue in effect in accordance with its terms.

23.      Termination of the Plan.

         The Plan shall terminate after the expiration of ten years from its effective date and no grants shall be made after such date under the Plan; provided, however, that the Plan shall terminate at such earlier time as the Board may determine. Any such termination, either partially or wholly, shall not affect any Options then outstanding under the Plan.



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